UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2007
Kitty Hawk, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32284 (Commission File Number)	75-2564006 (IRS Employer Identification No.)

1515 West 20th Street P.O. Box 612787 DFW International Airport, Texas (Address of principal executive offices)		75261 (Zip Code)
Registrant’s telephone number, including area code: (972) 456-2200
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     As previously reported, on October 15, 2007, Kitty Hawk, Inc. (the “Company”) and all of its wholly-owned subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code. During the pendency of the Company’s bankruptcy proceedings, the Company will adopt a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, each month the Company will file with the Securities and Exchange Commission (the “SEC”) a current report on Form 8-K that will have attached to it the monthly financial reports required by the Bankruptcy Court. Such filings will be made on the 20th day of each month, beginning on December 20, 2007. Accordingly, the Company will not file a quarterly report on Form 10-Q for the quarter ended September 30, 2007, or an annual report on Form 10-K for the year ended December 31, 2007. The Company will continue to file current reports on Form 8-K as required by the federal securities laws. The Company believes that this modified reporting program is consistent with the protection of its investors and creditors as set forth in SEC’s Exchange Act Release No. 9660, dated June 30, 1972, and Staff Legal Bulletin Number 2, dated April 15, 1997.
     Statement under the Private Securities Litigation Reform Act:
     This report may contain forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or future financial and operating performance and involve known and unknown risks and uncertainties that may cause actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “intends,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. Some of the things that could cause actual results to differ from expectations are: economic conditions; the impact of high fuel prices; our inability to successfully reorganize pursuant to Chapter 11 of the Bankruptcy Code; failure of key suppliers and vendors to perform; potential competitive responses from other operators of nationwide airport-to-airport ground freight networks; the continued impact of terrorist attacks, global instability and potential U.S. military involvement; the Company’s significant lease obligations and indebtedness; the competitive environment and other trends in the Company’s industry; changes in laws and regulations; changes in the Company’s operating costs including fuel; changes in the Company’s business plans; interest rates and the availability of financing; limitations upon financial and operating flexibility due to the terms of our revolving facility; liability and other claims asserted against the Company; labor disputes; the Company’s ability to attract and retain qualified personnel; and inflation. For a discussion of these and other risk factors, see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. The Company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on the Company’s business or events described in any forward-looking statements. The Company disclaims any obligation to publicly update or revise any forward-looking statements after the date of this release to conform them to actual results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITTY HAWK, INC.
Date: November 15, 2007	By:	/s/ James R. Kupferschmid
	Name:	James R. Kupferschmid
	Title:	Vice President and Chief Financial Officer